                               AMENDMENT NO. 2 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is
made as of the 29th day of August, 2003, by each of the above named corporations
(the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

         WHEREAS, the Issuers are parties to a certain Amended and Restated
Multiple Class Plan dated as of September 3, 2002, as amended December 31, 2002
(the "Plan"); and

         WHEREAS, Tax-Managed Value Fund and Small Cap Quantitative Fund have changed their names; and

         WHEREAS, several Funds have added an R class of shares; and

         WHEREAS, the parties desire to amend the Plan to reflect these changes.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1. The Amended and Restated Multiple Class Plan is hereby amended to cover and include the new R class funds and to reflect any name changes.

         2. The first sentence of Section 2a of the Amended and Restated
Multiple Class Plan is hereby amended by deleting it in its entirety and in lieu thereof replacing such first sentence of Section 2a with a new first sentence of
Section 2a as follows:

            a. Division into Classes. Each series of shares of the Issuers identified in SCHEDULE A attached hereto, and each series of shares of any Issuer subsequently added to this Plan (collectively, the
            "Funds"), may offer one or more classes of shares: the Investor
            Class, the Institutional Class, the Advisor Class, the A Class, the
            B Class, the C Class, the C Class II and the R Class.

         3. The following is added as a new Section 2b(8) to the Amended and
Restated Multiple Class Plan:

            (8) R Class Unified Fee. The Issuers of the Funds listed on SCHEDULE
            A as being authorized to issue R Class shares are each party to a
            Management Agreement with ACIM providing for a unified fee equal to the existing unified fee in place for the corresponding Investor
            Class of such Funds, as described in each Fund's current Investor
            Class prospectus or prospectus supplement. The R Class is sold to employer-sponsored retirement plans (including participant directed plans), insurance companies, broker-dealers, banks and other financial intermediaries.

         4. The following is added as a new Section 2c(6) to the Amended and
Restated Multiple Class Plan:

            (6) R Class Distribution Plan. Shares of the R Class of each Fund are offered subject to an R Class Master Distribution and Individual
            Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act
            (the "R Class Plan") adopted by the Issuers effective August
            29, 2003. R Class Shares of each Fund shall pay ACIM, as paying agent for the Funds, for the expenses of individual shareholder services and distribution expenses incurred in connection with providing such services for shares of the Funds, as provided in the
            R Class Plan, at an aggregate annual rate of .50% of the average daily net assets of such class.

         5. Section 2c(6) of the Amended and Restated Multiple Class Plan is
hereby renumbered as Section 2c(7) and rephrased as follows:

            (7) Definition of Services. Under the Advisor, A, B, C, C Class II
            and R Class Plans, "distribution expenses" include, but are not limited to expenses incurred in connection with (A) payment of sales commission, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell shares of the relevant class pursuant to Selling Agreements; (B) compensation to employees of Distributor who engage in or support distribution of the shares of the relevant class; (C) compensation to, and expenses
            (including overhead and telephone expenses) of, Distributor; (D) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (E) the preparation, printing and distribution of sales literature and advertising materials provided to the Funds' shareholders and prospective shareholders; (F) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (G)
            the providing of facilities to answer questions from prospective investors about Fund shares; (H) complying with federal and state securities laws pertaining to the sale of Fund Shares; (I) assisting investors in completing application forms and selecting dividend and other account options; (J) the providing of other reasonable assistance in connection with the distribution of Fund shares; (K)
            the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (L)
            profit on the foregoing; (M) the payment of "service fees", as contemplated by the Rules of Fair Practice of the National
            Association of Securities Dealers; and (N) such other distribution and services activities as the Issuers determine may be paid for by the Issuers pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the 1940 Act.

            Under the Advisor Class Plan, shareholder and administrative service activities may include: (A) receiving, aggregating and processing purchase, exchange and redemption request from beneficial owners of
            Advisor Class shares (including contract owners of insurance products that utilize the Funds as underlying investment media) and placing purchase, exchange and redemption orders with the Funds'
            distributor and/or transfer agent; (B) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (C) processing dividend payments from a Fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (D) providing and maintaining elective services such as check writing and wire transfer services; (E) acting as sole shareholder of record and nominee for beneficial owners; (F)
            maintaining account records for shareholders; (G) issuing
            confirmations of transactions; (H) providing subaccounting with respect to shares beneficially owned by customers or providing the information to a Fund as necessary for such subaccounting; (I)
            creating and forwarding shareholder communications from the Funds
            (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners; and (J) providing other similar administrative and sub-transfer agency services.

            Under the A, B, C, C Class II and R Class Plans, individual shareholder activities may include, but are not limited to: (A)
            individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals; (B) the creation of investment models and asset allocation models for use by the shareholder in selecting appropriate Funds;
            (C) proprietary research about investment choices and the market in general; (D) periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation; (E) consolidation of shareholder accounts in one place; and (F) other individual services.

         6. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

         7. After the date hereof, all references to the Plan shall be deemed to mean the Amended and Restated Multiple Class Plan, as amended by Amendment No. 2.

         8. In the event of a conflict between the terms of this Amendment No.2 and the Plan, it is the intention of the parties that the terms of this
Amendment No. 2 shall control and the Plan shall be interpreted on that basis.
To the extent the provisions of the Plan have not been amended by this Amendment
No. 2, the parties hereby confirm and ratify the Plan.

         9. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                        AMERICAN CENTURY STRATEGIC ASSET
                                ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                                            By:    /s/Charles A. Etherington
                                            Name:  Charles A. Etherington
                                            Title: Vice President

                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
                                                             Investor    Institu-     Advisor      A       B        C     C Class       R
                    Fixed Income Funds                        Class       tional       Class     Class   Class    Class   II          Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century California Tax-Free and Municipal Funds
>>       California High-Yield Municipal
>>       California Tax-Free Money Market Fund                 Yes          No          No        Yes     Yes      Yes       Yes       No
>>       California Intermediate-Term Tax-Free                 Yes          No          No        No       No      No        No        No
>>       California Long-Term Tax-Free                         Yes          No          No        No       No      Yes       No        No
>>       California Limited-Term Tax-Free Fund                 Yes          No          No        No       No      Yes       No        No
                                                               Yes          No          No        No       No      No        No        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Government Income Trust
>>       Ginnie Mae Fund
>>       Government Agency Money Market Fund                   Yes          No          Yes       No       No      Yes       No        No
>>       Government Bond Fund                                  Yes          No          Yes       No       No      No        No        No
>>       Short-Term Government Fund                            Yes          No          Yes       No       No      No        No        No
>>       Capital Preservation Fund                             Yes          No          Yes       No       No      No        No        No
>>       Inflation-Adjusted Bond Fund                          Yes          No          No        No       No      No        No        No
                                                               Yes          Yes         Yes       No       No      No        No        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century International Bond Funds
>>       International Bond Fund
                                                               Yes          No          Yes       No       No      No        No        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Investment Trust
>>       Diversified Bond Fund                                 Yes          Yes         Yes       Yes     Yes      Yes       Yes       No
>>       Premium Money Market Fund                             Yes          No          No        No       No      No        No        No
>>       Prime Money Market Fund                               Yes          No          Yes       Yes     Yes      Yes       Yes       No
>>       High-Yield Fund                                       Yes          No          Yes       Yes     Yes      Yes       Yes       No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Municipal Trust
>>       Arizona Municipal Bond Fund                           Yes          No          No        No       No      Yes       No        No
>>       Florida Municipal Bond Fund                           Yes          No          No        No       No      Yes       No        No
>>       High-Yield Municipal Fund                             Yes          No          No        Yes      Yes     Yes       Yes       No
>>       Tax-Free Bond Fund                                    Yes          Yes         No        No       No      Yes       No        No
>>       Tax-Free Money Market Fund                            Yes          No          No        No       No      No        No        No
>>       Florida Municipal Money Market Fund                   Yes          No          No        No       No      No        No        No

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Target Maturities Trust
>>       Target 2005 Fund
>>       Target 2010 Fund                                      Yes          No          Yes       No       No      No        No        No
>>       Target 2015 Fund                                      Yes          No          Yes       No       No      No        No        No
>>       Target 2020 Fund                                      Yes          No          Yes       No       No      No        No        No
>>       Target 2025 Fund                                      Yes          No          Yes       No       No      No        No        No
>>       Target 2030 Fund                                      Yes          No          Yes       No       No      No        No        No
                                                               Yes          No          Yes       No       No      Yes       No        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
                                                             Investor    Institu-     Advisor      A       B        C     C Class       R
                       Equity Funds                           Class       tional       Class     Class   Class    Class   II          Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Quantitative Equity Funds
>>       Equity Growth Fund
>>       Income & Growth Fund                                  Yes          Yes         Yes       No       No      Yes       No        No
>>       Global Gold Fund                                      Yes          Yes         Yes       No       No      Yes       No        Yes
>>       Small Company Fund                                    Yes          No          Yes       No       No      No        No        No
>>       Utilities Fund                                        Yes          Yes         Yes       No       No      No        No        Yes
>>       Global Natural Resources Fund                         Yes          No          Yes       No       No      No        No        No
                                                               Yes          No          Yes       No       No      No        No        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Capital Portfolios, Inc.
>>       Equity Income Fund
>>       Value Fund                                            Yes          Yes         Yes       No       No      Yes       No        Yes
>>       Real Estate Fund                                      Yes          Yes         Yes       Yes      Yes     Yes       Yes       No
>>       Small Cap Value Fund                                  Yes          Yes         Yes       No       No      No        No        No
>>       Equity Index Fund                                     Yes          Yes         Yes       No       No      Yes       No        No
>>       Large Company Value Fund                              Yes          Yes         No        No       No      No        No        No
                                                               Yes          Yes         Yes       Yes      Yes     Yes       Yes       Yes
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Mutual Funds, Inc.
>>       Balanced Fund                                         Yes          Yes         Yes       No       No      No        No        No
>>       Growth Fund                                           Yes          Yes         Yes       No       No      Yes       No        Yes
>>       Heritage Fund                                         Yes          Yes         Yes       No       No      Yes       No        No
>>       Select Fund                                           Yes          Yes         Yes       Yes     Yes      Yes       Yes       No
>>       Ultra Fund                                            Yes          Yes         Yes       No       No      Yes       No        Yes
>>       Veedot Fund                                           Yes          Yes         Yes       No       No      No        No        No
>>       Vista Fund                                            Yes          Yes         Yes       No       No      Yes       No        No
>>       Giftrust Fund                                         Yes          No          No        No       No      No        No        No
>>       New Opportunities Fund                                Yes          No          No        No       No      No        No        No
>>       Capital Value Fund                                    Yes          Yes         Yes       No       No      No        No        No
>>       Veedot Large-Cap Fund                                 Yes          Yes         Yes       No       No      No        No        No
>>       New Opportunities II Fund                             Yes          Yes         No        Yes     Yes      Yes       Yes       No
>>       Large Company Growth Fund                             Yes          Yes         Yes       Yes     Yes      Yes       No        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century Strategic Asset Allocations, Inc.
>>       Strategic Allocation: Aggressive Fund
>>       Strategic Allocation: Conservative Fund               Yes          Yes         Yes       No       No      Yes       No        No
>>       Strategic Allocation: Moderate Fund                   Yes          Yes         Yes       No       No      No        No        No
>>       EmVee Fund                                            Yes          Yes         Yes       No       No      Yes       No        Yes
                                                               Yes          No          No        No       No      No        No        No

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
                                                             Investor    Institu-     Advisor      A       B        C     C Class       R
                       Equity Funds                           Class       tional       Class     Class   Class    Class   II          Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------
American Century World Mutual Funds, Inc.
>>       Emerging Markets Fund
>>       Global Growth Fund                                    Yes          Yes         Yes       No       No      Yes       No        No
>>       International Growth Fund                             Yes          Yes         Yes       No       No      Yes       No        No
>>       International Discovery Fund                          Yes          Yes         Yes       Yes      Yes     Yes       Yes       Yes
>>       Life Sciences Fund                                    Yes          Yes         Yes       No       No      No        No        No
>>       Technology Fund                                       Yes          Yes         Yes       No       No      Yes       No        No
>>       International Opportunities Fund                      Yes          Yes         Yes       No       No      Yes       No        No
>>       European Growth Fund                                  Yes          Yes         No        No       No      No        No        No
                                                               Yes          Yes         Yes       No       No      Yes       No        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ---------- --------

         By:      /s/Charles A. Etherington
         Name:    Charles A. Etherington
         Title:   Vice President
         Date:    August 29, 2003